UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Maverick Tube Corporation

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MAVERICK TUBE CORPORATION

16401 Swingley Ridge Road, Seventh Floor

Chesterfield, Missouri 63017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:

Maverick Tube Corporation

You are invited to attend Maverick Tube Corporation’s 2005 annual meeting of stockholders. The meeting will be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, on Monday, May 16, 2005 at 2:00 p.m. (local time).

The purposes of this year’s meeting are:

1.	to elect six directors,
2.	to approve the Second Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan,
3.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, and
4.	to transact such other business as may properly come before the meeting or any adjournment(s) of the meeting.

Our board of directors set March 18, 2005 as the record date for the meeting. This means that if you are a stockholder at the close of business on that date, you are entitled to receive this notice of the meeting, and to vote at the meeting and any adjournment(s) of the meeting.

A copy of our 2004 annual report accompanies this notice.

By Order of the Board of Directors,

JOYCE M. SCHULDT

Secretary

April 5, 2005

Chesterfield, Missouri

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend the annual meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed envelope.

MAVERICK TUBE CORPORATION

PROXY STATEMENT

Maverick Tube Corporation’s board of directors is mailing this proxy statement and the proxy card to you to solicit proxies on its behalf to be voted at our annual meeting of stockholders, and at any adjournment(s) of the meeting. This proxy statement and the proxy card were first mailed or delivered on April 5, 2005. The meeting will be held on Monday, May 16, 2005 at 2:00 p.m. (local time) at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, for the purposes listed in the accompanying notice.

We will bear all costs relating to the solicitation of proxies. Proxies may be solicited by our officers, directors and regular employees personally, by mail or by telephone. We may pay brokers and other persons holding shares of stock in their names, or in the names of their nominees, for the reasonable expenses incurred in sending soliciting material to their principals. We have retained D.F. King & Co., a proxy solicitation firm, to assist us with the solicitation of proxies. We expect that D.F. King’s services will cost approximately $7,500.

Our executive office is located at 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017.

Table of Contents

Questions and Answers about the Meeting and Voting........................................................	2
Security Ownership of Certain Beneficial Owners.............................................................	4
Security Ownership of Officers and Directors..................................................................	5
Proposal 1—Election of Directors................................................................................	6
Director Nominees.......................................................................................	6
Determination of Director Independence.............................................................	7
Section 16(a) Beneficial Ownership Reporting Compliance.......................................	7
Board of Directors and Board Committees............................................................	7
Audit Committee..............................................................................	8
Compensation Committee....................................................................	9
Nominating and Governance Committee..................................................	9
Corporate Governance..................................................................................	10
Corporate Governance Guidelines..........................................................	10
Code of Business Conduct and Ethics......................................................	10
Board Committee Charters...................................................................	11
Availability of Corporate Governance Documents.......................................	11
Compensation of Directors.........................................................................................	11
Compensation Committee Interlocks and Insider Participation....................................	12
Executive Compensation...........................................................................................	12
Our Executive Officers..................................................................................	12
Compensation.............................................................................................	12
Stock Option Grants and Exercises.....................................................................	15
Securities Authorized for Issuance under Equity Compensation Plans...........................	16
Employment Arrangements with Executive Officers................................................	16
Certain Relationships and Related Transactions.....................................................	18
Compensation Committee Report................................................................................	18
Audit Committee Report..........................................................................................	21
Performance Graph................................................................................................	22

Proposal 2 – Approval of the Second Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan............................................................................................	23
Proposal 3 – Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm............................................................................................	30
Pre-Approval Policies and Procedures................................................................	30
Fees Billed by Independent Registered Public Accounting Firm..................................	30
Audit Fees......................................................................................	30
Audit-Related Fees...........................................................................	30
Tax Fees........................................................................................	31
All Other Fees.................................................................................	31
Stockholder Proposals..............................................................................................	31
Stockholder Communications with Directors...................................................................	31
Householding of Materials.........................................................................................	32
Other Business......................................................................................................	32

Appendix A – Second Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan.....................................................................................................................

A-1

Questions and Answers about the Meeting and Voting

Who may vote?

You may vote if you owned shares of Maverick Tube Corporation common stock and/or Maverick Tube (Canada) Inc. exchangeable shares at the close of business on March 18, 2005, the record date for our 2005 annual meeting of stockholders. As of March 18, 2005, we had 42,852,871 shares of common stock outstanding and 1,526,291 exchangeable shares outstanding. We have no class or series of voting stock outstanding other than the common stock and exchangeable shares. In this proxy statement, we use the term “stockholders” to mean, collectively, holders of our common stock and holders of exchangeable shares.

•	Maverick Tube Corporation Stockholders: You are entitled to one vote for each share you owned on the record date for each director to be elected and on each other matter presented at the meeting.
•

Maverick Tube (Canada) Inc. Exchangeable Stockholders: You are entitled to one vote for each exchangeable share you owned on the record date for each director to be elected and on each other matter presented at the meeting. You may vote by instructing the trustee of the exchangeable shares, CIBC Mellon Trust Company, how to vote your shares. The trustee will only vote pursuant to your instructions and will not vote any shares for which it has not received instructions. You may also instruct the trustee to give a proxy to a person named by you, or to our management.

What are “exchangeable shares”?

Exchangeable shares are designed to have the same economic rights as common stock, and are exchangeable on a one-for-one basis into common stock.

What am I voting on?

•

You are voting to elect six directors. Each director, if elected, will serve a term of one year and until his or her successor has been elected and has qualified. Our board of directors recommends a vote “FOR” the election of each of the director nominees named in this proxy statement.

•

You are also voting to approve the Second Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan. If approved, among other things, the Second Amended and Restated Omnibus Plan would increase the number of shares available for issuance under the plan. Our board of directors recommends a vote “FOR” approval of the Second Amended and Restated Omnibus Plan.

•

In addition, you are voting to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Our board of directors recommends a vote “FOR” the ratification of Ernst & Young’s appointment as our independent registered public accounting firm.

•	In addition, you may vote on other business, if it properly comes before the meeting, or any adjournment(s) of the meeting.

How do I vote?

•

By written proxy: You can vote by written proxy. If you sign and return the enclosed proxy card, the shares represented by the proxy will be voted in accordance with the terms of the proxy, unless you subsequently revoke your proxy. You can return your proxy card in the enclosed envelope, which requires no postage if mailed in the U.S.

•

In person: If you are a record stockholder, you can vote in person at the meeting. Being a record stockholder means that your shares are registered in your name, as opposed to the name of your broker or bank.

What vote is required to elect directors?

Directors are elected by a plurality vote. That means that the six nominees who receive the most votes are elected. A majority vote is not required.

What vote is required to approve the Second Amended and Restated Omnibus Plan?

The affirmative vote of a majority of the shares entitled to vote and present in person or by proxy is required to approve the amendment and restatement of the plan.

What vote is required to ratify the appointment of our independent registered public accounting firm?

Ratification of our Audit Committee’s appointment of Ernst & Young requires a majority vote.

Can I revoke my proxy?

Yes. You can revoke your proxy by:

•	giving written notice to our corporate Secretary prior to the actual vote at the meeting,
•	delivering a later-dated proxy card prior to or at the meeting, or
•	voting in person at the meeting.

What is the record date and what does it mean?

The record date for the 2005 annual meeting of stockholders is March 18, 2005. The record date is set by our board of directors, as required by Delaware law. Record stockholders at the close of business on the record date are entitled to:

•	receive notice of the meeting, and
•	vote at the meeting and at any adjournment(s) of the meeting.

What if I do not specify my vote when I return my proxy?

You should specify your choice for each matter on the enclosed proxy card.

•	Maverick Tube Corporation Stockholders: If no specific instructions are given, proxies that are signed and returned will be voted:
• “FOR” the election of all director nominees named in this proxy statement,
• “FOR” approval of the Second Amended and Restated Omnibus Plan, and
• “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm, as recommended by our board of directors.
•	Maverick Tube (Canada) Inc. Exchangeable Stockholders: If you do not provide specific instructions regarding a matter, your exchangeable shares will not be voted with respect to that matter.

How are designations to “withhold authority” and broker non-votes counted?

If you designate on the proxy that you are “withholding authority” to vote for a director nominee or nominees, your shares will be counted as present solely for the purpose of determining the presence of a quorum for transacting business at the meeting.

Broker “non-votes” will not be counted as present for the purpose of determining the presence of a quorum unless these shares are voted on another matter presented at the meeting. A broker “non-vote”

occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee:

•	has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote, and
•	does not have the discretionary voting power on the matter.

As discussed above, a plurality of the votes cast is required for the election of directors, which means that the nominees with the six highest vote totals will be elected as directors. As a result, a designation on the proxy that you are “withholding authority” for a director nominee or nominees will only have the effect of lowering the vote totals of the individual directors for whom authority is withheld.

With regard to any other matters, abstentions (including proxies which deny discretionary authority in any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the annual meeting as to such matter(s) not voted on and therefore will have no effect.

What is a quorum?

A majority of the shares entitled to vote must be represented, in person or by proxy, at the meeting to constitute a quorum for purposes of conducting business at the meeting.

Does Maverick have a policy about director attendance at the annual meeting?

No. We expect, however, that all director nominees will attend this year’s annual meeting. All of our directors attended the 2004 annual meeting.

Security Ownership of Certain Beneficial Owners

The table below sets forth information as of March 18, 2005 with respect to each person known by us to own beneficially more than 5% of our outstanding shares of common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Barclays Global Investors, NA (1) 45 Fremont Street San Francisco, CA 94105	3,053,634	7.13

State Street Research & Management Company (2) One Financial Center, 31st Floor Boston, MA 02111	2,596,730	6.06

(1)

As reflected on Schedule 13G, dated December 31, 2004 and filed on February 14, 2005, by Barclays Global Investors, NA for itself and its affiliate, Barclays Global Fund Advisors (together, “Barclays”). Shares reported by Barclays are held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts. Barclays reported sole voting power of 2,847,196 shares, sole dispositive power of 3,053,634 shares, and no shared voting or dispositive power.

(2)

As reflected on Amendment No. 1 to Schedule 13G, dated December 31, 2004 and filed on January 27, 2005, by State Street Research & Management Company (“State Street”). Shares reported by State Street are owned of record by certain mutual funds and/or institutional accounts managed by State Street as investment advisor. State Street disclaims any beneficial interest in such shares. State Street reported sole voting power of 2,549,630 shares, sole dispositive power of 2,596,730 shares, and no shared voting or dispositive power.

Security Ownership of Officers and Directors

The table below shows, as of March 18, 2005, the beneficial ownership of our common stock by:

•	each of our executive officers named in the Summary Compensation Table under “Executive Compensation,”
•	each of our directors and director nominees, and
•	all of our directors and executive officers as a group.

The individuals named have furnished this information to us.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Currently Exercisable Options (1)	Percent of Class

Pamela G. Boone	92,863 (2)	60,000	*
C. Robert Bunch	47,629 (3)	20,000	*
James A. Cowan	107,865 (4)	43,332	*
Gregg Eisenberg	67,500	0	*
T. Scott Evans	163,885 (5)	58,332	*
Gerald Hage	0	0	*
Sudhakar Kanthamneni	81,650 (6)	16,666	*
David H. Kennedy	51,650 (7)	30,000	*
Wayne P. Mang	0	0	*
Paul McDermott	20,000	20,000	*
C. Adams Moore	500	0	*
All directors and executive officers as a group (10 persons) (8)	633,542	248,330	1.47%
			(of 43,101,201 shares)

*	Represents less than 1% of the class.
(1)

Number of shares of common stock issuable upon the exercise of options that are presently exercisable or will first become exercisable within 60 days of March 18, 2005. Such shares are included in the number of shares of common stock indicated under the column captioned “Amount and Nature of Beneficial Ownership” above.

(2)	Includes 8,000 shares of common stock held jointly by Ms. Boone and her spouse and 24,863 shares of restricted stock and restricted stock units.
(3)	Includes 2,400 shares of common stock and 25,229 shares of restricted stock and restricted stock units.
(4)	Includes 64,533 shares of restricted stock and restricted stock units.
(5)

Includes 73,286 shares of common stock (560 of which are held directly by Mr. Evans and 72,726 of which are held in various trusts of which Mr. Evans is a trustee) and 32,267 shares of restricted stock and restricted stock units.

(6)	Includes 37,500 shares of common stock and 27,484 shares of restricted stock and restricted stock units.
(7)	Includes 21,650 shares of common stock.
(8)	Ms. Boone ceased to be an executive officer as of January 12, 2005. Therefore, Ms. Boone’s beneficial ownership of our common stock is not included.

Proposal 1—Election of Directors

The term of office of each of our directors expires at the 2005 annual meeting. The persons named on the accompanying proxy card intend, unless otherwise directed, to vote the proxies for the election of each of the six nominees named below as our directors to serve until the 2006 annual meeting of stockholders and until their successors are elected and qualified. Each of the nominees has consented to serve if elected. However, if any person named below should become unavailable for election as a director, the holders of the proxies reserve the right to substitute another nominee of their choice.

The board of directors recommends

that you vote in favor of each of the six nominees named below.

Director Nominees

Nominee	Principal Occupation and Business Experience during Past 5 Years and Other Directorships	Served as a Director Since

C. ROBERT BUNCH, Age 50 Chairman of the Board

Chairman of the Board of Maverick since January 2005. Acting Chief Executive Officer of Maverick since October 2004. President of Maverick from October 2004 until January 2005. Independent oil service consultant from 2003 until 2004. President and Chief Operating Officer of Input/Output, Inc. (an independent provider of seismic imaging technologies and digital, full-wave imaging solutions for the oil and gas industry) from 2002 to 2003. Vice President and Chief Administrative Officer of Input/Output, Inc. from 1999 to 2002. Partner in the law firm of King & Pennington, L.L.P. from 1997 to 1999.

Director of Pioneer Drilling Company.

		1991

GERALD HAGE, Age 58 Compensation Committee	Independent oil service consultant since 1998. Chief Executive Officer and Chairman of the Board of Phoenix Energy Services from 1994 to 1998. President and Chief Executive Officer of Total Energy Services from 1988 to 1994. Officer of several Baker Hughes companies (Baker Hughes is a provider of drilling, formation evaluation, completion and production products and services to the oil and gas industry) from 1979 to 1988. Vice President, Manufacturing Engineer of International Harvester from 1970 to 1978.	2004

DAVID H. KENNEDY, Age 55 Audit Committee (Chairman)	Independent energy consultant since 1999. Managing Director of First Reserve Corp. (a private equity firm specializing in the energy industry) from 1981 to 1998.	1996

WAYNE P. MANG, Age 67 Audit Committee Nominating and Governance Committee	President of Mang Enterprises (a business consulting firm) since 1997. President and Chief Operating Officer of Russel Metals (a metals distribution and processing company) from 1991 to 1997. President and Chief Executive Officer of Metals Group of Federal Industries Ltd. (predecessor to Russel Metals) from 1982 to 1991.	1997

Nominee	Principal Occupation and Business Experience during Past 5 Years and Other Directorships	Served as a Director Since

PAUL McDERMOTT, Age 51 Nominating and Governance Committee (Chairman) Compensation Committee	Managing Partner of Cadent Energy Partners, L.L.C. (a private equity energy investment management firm) since 2003. Managing Partner of RBC Capital Partners (a division of The Royal Bank of Canada) from 2001 to 2003. President of Energy Investment Corporation (an investment consulting firm that concentrated on identifying opportunities in the power industry) from 1996 to 2000. Director of Resolute Energy Inc.	2003

C. ADAMS MOORE, Age 71 Compensation Committee (Chairman) Audit Committee Nominating and Governance Committee	Independent consultant in the steel distribution and fabrication businesses since February 1992. President of Bethlehem Steel Export Corporation from 1983 to 1992. Mr. Moore also served as Vice President of Sales of Bethlehem Steel Corporation.	1996

Determination of Director Independence

For a director to be considered independent, our board of directors must affirmatively determine that the director has no material relationship with Maverick (either directly or as an officer, shareholder or partner of an organization that has a relationship with Maverick). Our board observes all criteria for independence established by the NYSE and other governing laws and regulations.

In its annual review of director independence, the board considers all relevant facts and circumstances, including all commercial, banking, consulting, legal, accounting, charitable or other business relationships that a director may have with Maverick.

As a result of its annual review, our board of directors has determined that all of our directors, other than Messrs. Bunch and Eisenberg, are independent, as defined in the NYSE listing standards.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of the reports, including an annual ownership report, if required. We received written representations from each executive officer and director who did not file an annual ownership report on Form 5 that no Form 5 was required. Based on our review of the reports and representations, except as set forth below, we believe that all required Section 16(a) reports were filed timely in 2004. Each of Messrs. Kennedy, McDermott and Moore had one late filing of a Form 4 in 2004. Mr. Bunch had two late filings of reports on Form 4 in 2004. On May 13, 2004, each of Messrs. Bunch, Kennedy, McDermott and Moore filed a Form 4 that included the late reporting of one transaction. Specifically, each Form 4 included the late reporting of his respective acquisition of stock options on May 4, 2004. Mr. Bunch also filed a Form 4 on March 22, 2004 which included the late reporting of three transactions. Specifically, the Form 4 included the late reporting of an option exercise and the related acquisition and sale of the underlying common stock on March 17, 2004.

Board of Directors and Board Committees

During 2004, our board held six meetings. Each incumbent director attended more than 75% of the aggregate of all board meetings and all board committee meetings on which he served during 2004. Our non-management directors meet in regularly scheduled executive sessions, without management, including our Chief Executive Officer.

Our board is committed to the highest ethics. To that end, our board has adopted a set of corporate governance guidelines, which are described in greater detail below.

Our board of directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee is composed entirely of independent directors. The board has adopted a written charter for each committee that complies with the applicable regulatory requirements and NYSE listing standards. Each committee reviews its charter annually. The charters are available on Maverick’s website, www.mavericktube.com.

Audit Committee

The Audit Committee held 12 meetings during 2004. The current members of the Audit Committee are:

David H. Kennedy, Chairman

Wayne P. Mang

C. Adams Moore

Prior to his appointment as a Maverick officer, Mr. Bunch served as a member of the Audit Committee. Upon his appointment as an officer, Mr. Bunch resigned as an Audit Committee member. During the time that Mr. Bunch served on the Audit Committee, he was independent, as defined in the NYSE listing standards and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, and financially literate.

The board has determined that each current member of the Audit Committee is independent, as defined in the NYSE listing standards and Rule 10A-3, and financially literate. In addition, our board has determined that each of Mr. Kennedy and Mr. Mang possesses sufficient accounting or related financial management expertise to qualify as an “audit committee financial expert,” as defined by the SEC. The Audit Committee assists the board in monitoring:

•	the integrity of our financial statements,
•	the independent registered public accounting firm’s qualifications and independence,
•	the performance of Maverick’s internal audit function and independent registered public accounting firm, and
•	Maverick’s compliance with legal and regulatory requirements.

In addition, the Audit Committee also:

•	prepares a report required to be included in our proxy statement,
•	annually appoints the independent registered public accounting firm,
•	approves in advance all audit engagement fees and terms and all permitted non-audit engagements,
•	reviews with the independent registered public accounting firm a plan and scope of the audit and audit fees,
•

meets periodically with the independent registered public accounting firm and the internal auditors, the board and management to monitor the adequacy of reporting, internal controls and compliance with Maverick’s policies, and

•	reviews Maverick’s consolidated financial statements and performs the other functions or duties provided in the Audit Committee charter.

The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable accounting or auditing matters.

At least once every three years, we will include a copy of the Audit Committee’s charter as an appendix to our proxy statement.

Compensation Committee

During 2004, the Compensation Committee met three times. The members of the Compensation Committee are:

C. Adams Moore, Chairman

Gerald Hage

Paul McDermott

Prior to his appointment as an officer, Mr. Bunch served as the Chairman of the Compensation Committee. Upon his appointment as an officer, Mr. Bunch resigned as the Chairman and as a member of the Committee. During the time that Mr. Bunch served on the Compensation Committee, he was independent, as defined in the NYSE listing standards.

The Compensation Committee is responsible for discharging the board’s responsibilities relating to director and executive officer compensation, and for producing an annual report on executive compensation to be included in our proxy statement.

The Compensation Committee:

•	reviews and approves corporate goals and objectives relevant to compensation of the Chief Executive Officer,
•	evaluates the performance of our Chief Executive Officer in light of these goals and objectives, and
•	determines and approves the compensation level for the Chief Executive Officer based on this evaluation.

In addition, the Committee reviews and approves the annual base salary, the annual incentive opportunity level, the long-term incentive opportunity level, employment, severance and change of control agreements, and any supplemental benefits, for Maverick’s executive officers, including our Chief Executive Officer.

Each member of the Compensation Committee is independent, as defined in the NYSE listing standards.

Nominating and Governance Committee

The Nominating and Governance Committee met twice during 2004. The members of the Nominating and Governance Committee are:

Paul McDermott, Chairman

Wayne P. Mang

C. Adams Moore

The Nominating and Governance Committee is responsible for identifying individuals qualified to become board members, recommending that the board select the director nominees for the next annual meeting of stockholders, and developing and recommending to the board a set of corporate governance guidelines. Each member of the Nominating and Governance Committee is independent, as defined in the NYSE listing standards.

The Nominating and Governance Committee develops qualification criteria for board members, and oversees the evaluation of the board and executive management. The Committee is responsible for reviewing periodically the succession plans relating to executive officer positions, including that of the Chief Executive Officer, and making appropriate recommendations.

The Committee will accept for consideration stockholders’ nominations for directors if made in writing and in accordance with the relevant rules and procedures. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper assessments as to his or her qualifications. Nominations must be addressed to Maverick’s Secretary at Maverick Tube Corporation, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017. The Nominating and Governance Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee. At the appropriate time, candidates deemed by the Committee to be qualified may be asked to conduct one or more personal interviews with appropriate board members.

Corporate Governance

Corporate Governance Guidelines

We expect that each Maverick director will have the highest personal and professional ethics, integrity and values and consistently exercise sound and objective business judgment. In addition, we expect that the board as a whole will be made up of individuals with significant senior management and leadership experience, a long-term and strategic perspective and the ability to advance constructive debate.

Consistent with these expectations, our board has adopted, based on the recommendation of the Nominating and Governance Committee, a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications, responsibilities, orientation and education. Among other things, our corporate governance guidelines provide that:

•	our board and each committee will review its own performance regularly,
•	our non-management directors will meet in regularly scheduled, executive sessions, without management, including our Chief Executive Officer,
•

our board, the Nominating and Governance Committee and our Chief Executive Officer will work together, at least annually, on Chief Executive Officer succession planning, including the development of an annual report regarding succession planning,

•	no director may serve on the boards of more than three other public companies, and
•	a director must volunteer his or her resignation as a board member if and when the director’s principal occupation or job duties change.

In addition, the guidelines address the issues of director stock ownership, access to management and independent advisors, general director compensation principles and management succession. If you would like a copy of the corporate governance guidelines, you can obtain a copy from Maverick’s website, www.mavericktube.com.

Code of Business Conduct and Ethics

All board members and Maverick employees, including our Chief Executive Officer, Chief Financial Officer and senior financial employees, are required to comply with Maverick’s code of business conduct and ethics to ensure that our business is conducted in a legal and ethical manner. Maverick’s code of business conduct and ethics covers all areas of professional conduct, including employment policies and practices, conflicts of interest and the protection of confidential information, as well as adherence to all laws and regulations applicable to the conduct of our business. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our code. Our Audit Committee has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. If we amend our code of business conduct and ethics or if we grant a waiver of the code or any of its provisions to any of our officers or directors, we will disclose the amendment or waiver, as the case may be, on our website, www.mavericktube.com.

Maverick’s code of business conduct and ethics is available on our website, www.mavericktube.com.

Board Committee Charters

As discussed above, our board has adopted a charter for each of the Audit Committee, Compensation Committee and Nominating and Governance Committee. Each charter is reviewed annually by the relevant committee and revised to the extent that the committee and the board deem appropriate. Each charter is available on our website, www.mavericktube.com.

Availability of Corporate Governance Documents

Each of our corporate governance guidelines, board committee charters and the code of business conduct and ethics is available, free of charge, on our website, www.mavericktube.com. We will also provide these documents, free of charge, to any stockholder who requests them by writing to the following address:

Maverick Tube Corporation

16401 Swingley Ridge Road, Seventh Floor

Chesterfield, Missouri 63017

Attention: Secretary

As indicated above, if we amend our code of business conduct and ethics, or if we grant a waiver of our code of business conduct and ethics to any of our officers or directors, we will disclose the amendment or waiver, as the case may be, on our website, www.mavericktube.com.

Compensation of Directors

During the first quarter of 2004, we paid an annual retainer of $25,000 to each of our non-employee directors. In addition, we paid each non-employee director $1,500 for each board of directors meeting he or she attended, and $1,000 for each committee meeting attended. In addition, Maverick paid the ordinary and necessary out-of-pocket expenses incurred by non-employee directors to attend board and committee meetings.

During 2004, we restructured our director compensation package based on a review and analysis conducted by an independent consultant. Beginning in the second quarter of 2004, we paid our non-employee directors an annual retainer in the amount of $30,000. In addition to the non-employee director annual retainer, we also pay the following annual retainers:

Audit Committee Chairman:	$ 12,000
Audit Committee Member (non-Chairman):	4,000
Compensation Committee Chairman:	7,000
Nominating and Governance Committee Chairman:	7,000

In addition the annual retainers described above, we pay each non-employee director $1,500 for each board and committee meeting attended and the ordinary and necessary out-of-pocket expenses incurred to attend board and committee meetings.

In May 2004, pursuant to the Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors, each of our directors, other than Mr. Eisenberg, received an option to acquire 10,000 shares of our common stock at an exercise price equal to the fair market value of such shares at the time of grant. As Mr. Bunch, our current Chairman of the Board and Acting Chief Executive Officer, was a non-employee director at the time of the 2004 director grant, Mr. Bunch received this grant as a portion of his non-employee director compensation. In addition, Mr. Bunch received his annual director retainer for 2004, prorated to reflect his tenure as a director in 2004, and payments for those board and committee meetings attended prior to his appointment as an officer of Maverick in October 2004.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee are Messrs. Moore (Chairman), Hage and McDermott. Prior to his appointment as an officer of Maverick in October 2004, Mr. Bunch was the Chairman of our Compensation Committee. Mr. Bunch ceased to be the Chairman and a member of the Compensation Committee effective upon his appointment as a Maverick officer and employee.

No member of the Compensation Committee is now an officer or an employee of Maverick or any of its subsidiaries or has been at any time an officer of Maverick or any of its subsidiaries or has had any substantial business dealings with Maverick or any of its subsidiaries.

Executive Compensation

Our Executive Officers

Set forth below is certain information regarding the individuals named in the summary compensation table below.

C. Robert Bunch (age 50) has been Maverick’s Acting Chief Executive Officer since October 2004 and our Chairman of the Board since January 2005. Mr. Bunch also served as our President from October 2004 until January 2005. From 2003 until 2004, Mr. Bunch served as an independent oil service consultant. Prior to that time, Mr. Bunch was employed by Input/Output, Inc. From 2002 until 2003, Mr. Bunch was Input/Output’s President and Chief Operating Officer, and from 1999 to 2002, he served as its Vice President and Chief Administrative Officer. From 1997 to 1999, Mr. Bunch was a partner in the law firm of King & Pennington, L.L.P.

James A. Cowan (age 47) is Maverick’s President and Chief Operating Officer. He has served as President since January 2005 and as Chief Operating Officer since 2003. From 2003 until January 2005, in addition to his role as Chief Operating Officer, Mr. Cowan also served as our Executive Vice President. From 2002 until 2003, Mr. Cowan was employed as President and Chief Operating Officer of V&M Tubular Corporation. From 1994 until 2002, Mr. Cowan was employed by North Star Steel, most recently as General Manager.

T. Scott Evans (age 57) has served as our Senior Vice President and President of the Maverick Tubular Products Group since January 2005. From 2002 to January 2005, Mr. Evans served as Maverick’s Senior Vice President – Marketing and Sales. From 1992 to 2002, Mr. Evans served as our Vice President – Commercial Operations.

Sudhakar Kanthamneni (age 57) has served as Maverick’s Senior Vice President and Chief Technology Officer since January 2005. From 2002 until January 2005, Mr. Kanthamneni served as our Senior Vice President – Manufacturing and Technology. From 1992 to 2002, Mr. Kanthamneni served as Maverick’s Vice President – Manufacturing and Technology.

Pamela G. Boone (age 41) served as our Vice President and Chief Financial Officer from 2001 until January 2005. Since January 2005, Ms. Boone has been Maverick’s Vice President and Treasurer. From 1997 to 2001, Ms. Boone served as our Corporate Controller.

Gregg Eisenberg (age 54) served as Maverick’s President and Chief Executive Officer from 1988 until his retirement in October 2004. He also served as our Chairman of the Board from 1996 until December 2004.

Compensation

The following table sets forth compensation we paid to Mr. Bunch, our current Chairman of the Board and Acting Chief Executive Officer, to Mr. Eisenberg, our former Chairman of the Board, President and Chief Executive Officer, and to each of our four most highly compensated executive officers during 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Other Compensation ($)(3)	Restricted Stock Awards ($)(4)	Securities Underlying Options (#)	All Other Compensation ($)(5)

C. Robert Bunch (6)	2004	$ 75,000	$ 56,623	$ 774(7)	$ —	(8)	$ —
Chairman of the Board and	2003	—	—	—	—	—	—
Acting Chief Executive Officer	2002	—	—	—	—	—	—

James A. Cowan	2004	315,000	274,241	15,310(9)	1,000,000	—	42,442(10)
President and Chief Operating	2003	225,000	127,714	26,811(11)	—	125,000	239,813(12)
Officer	2002	—	—	—	—	—	—

T. Scott Evans	2004	235,000	210,288	8,250(13)	500,000	—	25,234(14)
Senior Vice President	2003	225,000	127,424	—	—	—	32,813
	2002	214,250	40,941	—	—	50,000	23,000

Sudhakar Kanthamneni	2004	235,000	209,719	34,593(15)	500,000	—	26,719(16)
Senior Vice President and	2003	228,000	126,763	—	—	—	32,944
Chief Technology Officer	2002	220,200	45,177	—	—	50,000	23,000

Pamela G. Boone (17)	2004	205,000	180,525	8,463(18)	500,000	—	21,164(19)
Former Chief Financial Officer	2003	195,000	109,691	—	—	—	16,505
	2002	175,000	37,762	—	—	75,000	7,272

Gregg Eisenberg (20)	2004	410,000	377,449	96,362(21)	—	—	13,303(22)
Former Chairman of the Board,	2003	390,000	291,923	98,518(23)	—	—	40,010
Former President and Former Chief Executive Chief Executive Officer	2002	374,930	45,183	—	—	75,000	23,000

(1)				Includes that portion of salary deferred at the named executive officer’s election under our 401(k) plan, the Maverick Tube Corporation Savings for Retirement Plan.
(2)

During each of the years presented in this table, our executive officers were eligible to receive quarterly cash bonuses pursuant to our quarterly Performance Bonus Plan (up to 15% of quarterly base salary) and annual cash bonuses pursuant to our Profitability Bonus Plan based upon achievement of certain performance criteria. In 2005, executive officers are not eligible to participate in the quarterly Performance Bonus Plan.

(3)

As permitted by the SEC rules, certain other annual compensation, such as allowances for mobile phones, may be excluded if, when aggregated for each listed individual, such compensation did not exceed the lesser of $50,000 or 10% of the respective person’s annual salary and bonus.

(4)				Represents the value of restricted stock. Dividends on restricted stock are paid at the same rate as paid to all stockholders.
(5)

Includes amounts contributed by us under our 401(k) plan and additional compensation deferred under our deferred compensation plans in effect during the relevant year. During 2003, deferred compensation awards of $30,000, $15,000, $15,000 and $15,000 were made to Messrs. Cowan, Evans, Kanthamneni and Eisenberg, respectively. During 2002, deferred compensation awards of $15,000, $15,000 and $15,000 were made to Messrs. Evans, Kanthamneni and Eisenberg, respectively.

(6)

Mr. Bunch became an executive officer as of October 15, 2004. Prior to this time, Mr. Bunch was a member of Maverick’s board of directors and received compensation as a director as described in the “Compensation of Directors” section above. We paid Mr. Bunch $50,250 in connection with his service as a director during 2004. Following his appointment as an officer, our Compensation Committee approved an annual base salary of $390,000 for Mr. Bunch for 2004, which amount was prorated for the time during which he served as an officer during 2004. We paid Mr. Bunch an aggregate of $75,000 in base salary for his service as an officer during 2004.

(7)	Represents the value of personal use of an automobile provided by us.
(8)

As described above under “Compensation of Directors,” Mr. Bunch was granted 10,000 stock options in May 2004 pursuant to the 1999 Director Plan, prior to his appointment as an officer. Mr. Bunch received no stock options as an executive officer in 2004.

(9)	Represents the value of personal use of an automobile provided by us ($10,750), and golf club membership dues ($4,560).
(10)	Represents a deferred compensation award ($30,000), the employer match amount contributed by us under our 401(k) plan ($8,000), and life and long-term disability insurance premium payments ($4,442).
(11)	Represents the cost associated with the relocation of Mr. Cowan to the St. Louis area in connection with his employment by Maverick.
(12)	Includes a $200,000 bonus paid to Mr. Cowan upon commencement of his employment with us.
(13)	Represents the value of personal use of an automobile provided by us ($8,250).
(14)	Represents a deferred compensation award ($15,000), the employer match amount contributed by us under our 401(k) plan ($8,000), and life and long-term disability insurance premium payments ($2,234).
(15)

Represents the value of personal use of an automobile provided by us ($18,725), the value of personal use of certain company sports and theater tickets ($5,868), and certain personal travel and entertainment expenses ($10,000).

(16)	Represents a deferred compensation award ($15,000), the employer match amount contributed by us under our 401(k) plan ($8,000), and life and long-term disability insurance premium payments ($3,719).
(17)	Ms. Boone ceased to be an executive officer as of January 12, 2005.
(18)	Represents the value of personal use of an automobile provided by us and a car allowance ($8,463).
(19)	Represents a deferred compensation award ($12,300), the employer match amount contributed by us under our 401(k) plan ($8,000), and life and long-term disability insurance premium payments ($864).
(20)	Mr. Eisenberg ceased to be an executive officer as of October 15, 2004.
(21)

Represents the value of personal use of an automobile provided by us ($10,750), club membership dues ($10,996), the value of personal use of certain company sports and theater tickets ($19,285), and the value of personal use of the company airplane ($55,331).

(22)	Represents the employer match amount contributed by us under our 401(k) plan ($8,000), and life and long-term disability insurance premium payments ($5,303).
(23)

Represents the value of personal use of an automobile provided by us ($7,938), club membership dues ($10,640), the value of personal use of certain company sports and theater tickets ($41,398), certain personal travel and entertainment expenses ($7,713), and the value of personal use of the company airplane ($30,829).

Stock Option Grants and Exercises

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information regarding options that were granted during 2004 to the individuals named in the Summary Compensation Table.

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Options Term (1)
					5%	10%

C. Robert Bunch (2)	10,000 (2)	(2)	$ 22.47	05/03/09	$ 62,100	$ 137,200
James A. Cowan	0	—	—	—	—	—
T. Scott Evans	0	—	—	—	—	—
Sudhakar Kanthamneni	0	—	—	—	—	—
Pamela G. Boone	0	—	—	—	—	—
Gregg Eisenberg	0	—	—	—	—	—

(1)

The potential realizable values shown illustrate the values that might be realized upon exercise immediately prior to the expiration of the option’s term using 5% and 10% appreciation rates set by the SEC, compounded annually and, therefore, are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration certain provisions of the option that could affect value, such as the nontransferability or the termination thereof following termination of employment.

(2)

Mr. Bunch received these stock options in May 2004, prior to his appointment as an executive officer. These options were granted pursuant to the 1999 Director Plan, and do not constitute a part of Mr. Bunch’s compensation as an officer. A total of 41,668 options were granted to employees in 2004 pursuant to the Maverick Tube Corporation 2004 Omnibus Incentive Plan.

AGGREGATED OPTION EXERCISES IN

LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

C. Robert Bunch	20,000	$ 113,400	27,500	0	$ 197,203	$ 0
James A. Cowan	0	0	41,666	83,334	597,907	1,195,843
T. Scott Evans	36,000	672,272	88,332	16,668	1,696,934	298,691
Sudhakar Kanthamneni	61,666	670,118	16,666	16,668	298,655	298,691
Pamela G. Boone	3,000	49,335	60,000	25,000	1,057,750	448,000
Gregg Eisenberg	170,000	2,549,600	0	25,000	0	448,000

(1)	Calculated on the basis of the fair market value of the underlying common stock at the close of business on December 31, 2004, less the exercise price.
(2)	Calculated on the basis of the fair market value of the underlying common stock at the time of exercise, less the exercise price.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2004 regarding the shares of common stock that may be issued under our existing equity compensation plans:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (1)

Equity compensation plans approved by security holders (2)	722,794	$14.73	816,252
Equity compensation plans not approved by security holders (3)	—	—	—

Total	722,794	$14.73	816,252

(1)	Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.
(2)

Includes options granted under the 1994 Stock Option Plan, the 1994 Director Plan, the 1999 Director Plan, the Prudential Plan and the Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan, each of which is described in footnote 16 to our audited financial statements in our 2004 annual report.

(3)	All of our equity compensation plans have been approved by Maverick’s stockholders.

Employment Arrangements with Executive Officers

Employment Agreement – James A. Cowan

Prior to James A. Cowan’s appointment as our President in January 2005, we entered into an employment agreement with Mr. Cowan. The agreement has a five-year term that commenced on March 17, 2003. Mr. Cowan’s agreement provides that Mr. Cowan would serve as our Executive Vice President and Chief Operating Officer at an annual base salary of not less than $300,000. In addition, pursuant to his agreement, he is entitled to participate in Maverick’s bonus, incentive compensation and similar programs generally available to Maverick’s executive officers. Pursuant to his agreement, Mr. Cowan was granted options to purchase 125,000 shares of the Company’s common stock at a purchase price of $15.95 per share, representing the closing price of the Company’s common stock on the NYSE on the business day immediately preceding the date of commencement of Mr. Cowan’s employment with the Company. These options vest in one-third increments at the end of each of the first three years of Mr. Cowan’s employment with us. In addition, Mr. Cowan participates in all benefits programs, plans and arrangements generally available to our employees, and receives use of an automobile leased by Maverick, a membership in a golf club and a term life insurance policy.

In January 2005, the board appointed Mr. Cowan as Maverick’s President. Mr. Cowan retained the title of Chief Operating Officer. There were no changes to Mr. Cowan’s agreement as a result of his appointment as President.

If the employment agreement is terminated due to Mr. Cowan’s death or disability (as defined in the agreement), or by Maverick for cause (as defined in the employment agreement), we are obligated to pay Mr. Cowan, or Mr. Cowan’s beneficiaries, as the case may be, his annual base salary through the effective date of the termination. If Mr. Cowan terminates his employment agreement for good reason (as defined in the employment agreement), Mr. Cowan is entitled to receive his annual base salary through the termination date, plus such amount as provided for in the severance agreement between Maverick and Mr. Cowan, as described below.

If Mr. Cowan’s employment with Maverick is terminated for any other reason, Mr. Cowan is entitled to receive his base salary through the termination date, plus an amount equal to his annual base salary from the date following the effective date of the termination through the second anniversary of the effective date of the termination.

Severance Agreements – James A. Cowan, T. Scott Evans, Sudhakar Kanthamneni, Pamela G. Boone and Gregg Eisenberg

We have entered into severance agreements with each of Messrs. Cowan, Evans and Kanthamneni and Ms. Boone. In addition, during the time when Mr. Eisenberg served as a Maverick officer, we entered into a severance agreement with him. Each of these agreements provides, among other things, that upon the involuntary termination of the executive officer (other than for cause, as defined in the severance agreements), we will continue to pay the officer’s then current base salary, including amounts being deferred under our deferred compensation plan, for a period of six months following the termination. In addition, for a period of six months following the termination and to the extent permitted under our plans, Maverick would continue to pay for benefits under our group health and life insurance plans.

Each of the severance agreements also provides for severance pay to the officer if, within 30 months following a change of control of Maverick (as defined in the severance agreements), the officer’s employment with us (or our successor) is terminated by us (or our successor) other than for cause (as defined in the agreements) or is terminated by the executive officer for good reason (as such term is defined in the severance agreements). In this event, the executive officer shall be entitled to a lump-sum severance payment equal to 2.5 times the sum of (i) the officer’s then base salary, and (ii) the value of the officer’s bonus under our Performance Bonus Plan, assuming that the specified performance criteria for the year in question is met. Additionally, the executive officer will be entitled to the continuation of certain benefits (such as health, life and disability insurance) for the 30-month period, and a gross-up payment in respect of excess parachute payments (as described in the severance agreements), if any, resulting from payments under the severance agreement.

Additionally, the severance agreement provide that granted stock options become exercisable immediately upon the occurrence of certain events which would result in a change of control. Pursuant to the severance agreements, a change of control means, generally, the occurrence of certain events which result in the acquisition by an entity, or group of entities acting in concert, of 35% or more of our outstanding common stock.

Pamela G. Boone – Addendum to Severance Agreement

Effective January 12, 2005, Ms. Boone accepted the non-executive officer position of Vice President and Treasurer in lieu of her position as our Vice President and Chief Financial Officer. Ms. Boone agreed to continue as the acting Chief Financial Officer until a new Chief Financial Officer is named. In connection with this change, Ms. Boone and Maverick entered into an addendum to her severance agreement described above. Among other things, the addendum provides for a lump sum payment equal to the cash equivalent of 18 months’ base pay plus the cost of health insurance premiums under COBRA should she separate from service during the transition period whether voluntarily or involuntarily for any reason. For purposes of the addendum, the transition period is the 180-day period following the earlier of March 15, 2005, or the appointment of a new Chief Financial Officer. All other provisions of Ms. Boone’s severance agreement are unaffected by the addendum. Following the expiration of the transition period, the addendum will become null and void, and the severance agreement will continue to remain in effect.

Gregg Eisenberg – Agreement and General Release

In connection with Mr. Eisenberg’s retirement as President and Chief Executive Officer effective October 15, 2004, Maverick entered into an agreement with Mr. Eisenberg. The agreement entered into on October 18, 2004, provides for, among other things, the continuation of Mr. Eisenberg’s then-current annual base salary of $410,000, bonuses and benefits through December 31, 2004. In addition, pursuant to the agreement, we have engaged Mr. Eisenberg as a consultant from January 1, 2005 through December 31, 2005 and agreed to pay Mr. Eisenberg a consulting fee of $720,000, payable in equal monthly installments, during the one-year consulting period. In addition, during the consulting period, Maverick will pay Mr. Eisenberg $500,000 in equal monthly installments during the one-year consulting period in exchange for Mr. Eisenberg’s non-competition and non-solicitation covenants that extend through December 31, 2006. Both the non-competition and non-solicitation period may be extended through December 31, 2007, for an additional payment by Maverick of $250,000. The payment for the extension period would be payable in equal, monthly installments throughout 2007.

Certain Relationships and Related Transactions

Mr. Eisenberg, our former Chairman of the Board, President and Chief Executive Officer, is (and was during 2004) a 27% owner and a director of Persimmon Woods Golf Club, a golf club in the St. Louis, Missouri, area. During 2004, Maverick paid Persimmon Woods an aggregate of $122,546. During 2003 and 2002, Mr. Eisenberg was a 24% owner and a director of Persimmon Woods. Maverick paid Persimmon Woods $101,608 and $45,161 in 2003 and 2002, respectively. In each of 2004, 2003 and 2002, the Maverick payments listed above represent direct payment of certain Maverick key employees’ Persimmon Woods membership dues, direct and indirect payments for certain promotional items and events, and indirect payments in the form of reimbursement of employee-paid club dues and fees. In addition, each of Messrs. Evans and Kanthamneni is, and was during 2004, 2003 and 2002, a minority owner of Persimmon Woods. During 2004, 2003 and 2002, Mr. Evans was also a member of the club’s board of directors. These relationships and the related direct and indirect payments by Maverick have been reviewed and approved by our Audit Committee.

Compensation Committee Report

Our Compensation Committee sets the compensation for each of our executive officers, including our Chief Executive Officer. The Compensation Committee is committed to providing a comprehensive compensation package designed to attract and retain quality executive officers, instill a long-term commitment to Maverick and ensure that the interests of management and our stockholders are aligned. With this in mind, the Compensation Committee’s principal objective is to link executive compensation to corporate performance. However, the Committee also considers progress on strategic and other qualitative goals when determining the overall compensation package of each of our executive officers. The Committee’s compensation policies include the following:

•	establishing compensation levels competitive with those of similar-sized manufacturing companies, and those of companies that comprise a self-selected group of other companies within our industry,
•	balancing our short-term and long-term goals and the performance of our executive officers in achieving these goals, and
•	linking executive officer compensation to increasing stockholder value through the use of equity grants.

During 2004, our Compensation Committee, with the assistance of an independent consultant, reviewed Maverick’s compensation philosophy, plans and policies.

The primary components of Maverick’s compensation programs for its executive officers currently consist of base salary, cash bonuses and equity awards.

Base Salaries

The base salary for each of our executive officers is initially determined by evaluating the responsibilities of the position held and the experience of the individual and by referring to the relevant competitive marketplace for executive management. This includes a comparison to a self-selected group of other manufacturing companies of a size similar to that of Maverick and of companies within our industry. The comparative group is reevaluated annually and is not limited to companies that comprise the published industry index. Rather, the Compensation Committee believes that the relevant marketplace for executive management is broader than that represented by other companies in our industry. The base salary for each of our executive officers is targeted generally at the mid-point within the comparative group. When determining base salary, the Compensation Committee also takes into account other aspects of the entire compensation package awarded to the individual officer, which include matching contributions under our 401(k) plan, incentive compensation programs, deferred compensation and certain benefits.

Base salaries are reviewed annually and adjusted after considering executive officer salaries of the comparative group, Maverick’s performance for the prior year, the individual executive’s contribution to our performance, achievement of individual performance objectives and years of service with us. The Compensation Committee exercises judgment and discretion in the information it reviews, the analysis it considers and the weight it may assign to each criterion. In reviewing base salaries of our executive officers other than the Chief Executive Officer, the Compensation Committee also takes into account the views of the Chief Executive Officer. The views of the Chief Executive Officer typically are subjective, such as perception of the individual’s performance, the importance of the officer’s role and functional responsibilities to the overall well-being of Maverick and any planned changes in functional responsibilities.

In determining the 2005 base salary for Mr. Bunch, our Chairman of the Board and Acting Chief Executive Officer, the Compensation Committee considered several factors. These factors, to which the Compensation Committee did not attribute specific values or weights, included:

•	our financial performance during 2004 relative to our peers in the oil services industry,
•

competitive salary and bonus levels for chief executive officers at a self-selected group of other manufacturing companies of a size similar to that of Maverick and of companies within our industry, as well as general inflation of salaries in the economy, and

•	Mr. Bunch’s contribution to Maverick during his tenure as an executive officer.

Based on these considerations, the Compensation Committee set Mr. Bunch’s base salary for 2005 at $390,000. For 2004, Mr. Bunch’s annual base salary was $390,000. During 2004, his base salary was prorated to account for his time in office. Therefore, we paid Mr. Bunch a base salary from the date of his appointment as an executive officer in October 2004 until December 2004. The total amount paid in base salary to Mr. Bunch in 2004 was $75,000. The 2004 annual base salary of Mr. Eisenberg, our former Chairman of the Board, President and Chief Executive Officer, was $410,000.

Bonuses

In 2004, our executive officers were eligible to receive quarterly cash bonuses under the terms of our Performance Bonus Plan, not to exceed 15% of quarterly base salary, based on the achievement of specified objective criteria related to, among other things, sales and manufacturing results. In 2004, the specified criteria were attained and quarterly cash bonuses were awarded. Each executive officer other than Mr. Bunch received a quarterly bonus for each quarter of 2004. Mr. Bunch received a quarterly cash bonus in an amount equal to that received by the other executive officers for the fourth quarter of 2004, the only quarter during which Mr. Bunch served as an executive officer in 2004. Pursuant to his agreement and general release, Mr. Eisenberg received a quarterly bonus for the fourth quarter of 2004, although he did not serve as an executive officer for the entire quarter. The amount of Mr. Eisenberg’s bonus was equal to the bonus that he would have received if he had been an executive officer as of December 31, 2004. In 2005, our executive officers will not participate in Maverick’s quarterly bonus plan.

Our executive officers are also eligible for annual cash bonuses, under the terms of our Profitability Bonus Plan. The criteria for annual bonuses in 2004 were the achievement of a specified earnings per share target and the achievement of certain other performance goals. In 2004, we achieved these profitability goals within the range established by the Compensation Committee. As a result and as provided in Mr. Eisenberg’s agreement and general release discussed earlier, Mr. Eisenberg received a bonus in the amount of $246,000. Mr. Bunch received an annual bonus for 2004 in the amount of $48,750.

For 2005, the criteria for annual executive officer bonuses relate to the achievement of a specified return on capital employed target and the achievement of certain other performance goals.

Equity Awards

The granting of equity-based awards, including stock options, restricted stock and restricted stock units, is a key part of our overall compensation program and is designed to provide our executive officers with incentives to align their interests with those of our stockholders and to maximize Maverick’s long-term financial performance.

In determining whether equity-based awards are granted and the amounts of such awards, the Compensation Committee may consider a variety of factors, including the responsibilities of the position held, the seniority and contributions of the executive officer, the amount and value of equity awards held, equity compensation trends in our industry and such other factors as it deems appropriate. For 2004, the Compensation Committee did not establish target awards governing the receipt, timing or size of stock-based grants under our equity compensation plans, other than to set a maximum limit. Thus, for 2004, a determination by the Compensation Committee with respect to the granting of equity-based awards was subjective in nature. For 2005, however, the Compensation Committee has established certain targets for our executive officers.

Mr. Bunch did not receive any equity awards as an officer in 2004. In February 2005, the Compensation Committee awarded Mr. Bunch 25,229 shares of restricted stock and restricted stock units and 9,869 stock options to purchase shares of our common stock under the Maverick Tube Corporation 2004 Omnibus Incentive Plan. These restricted stock and restricted stock units are subject to certain time-based or performance-based restrictions.

Respectfully submitted,

COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS OF

MAVERICK TUBE CORPORATION

C. Adams Moore, Chairman

Gerald Hage, Member

Paul McDermott, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

Audit Committee Report

Management is responsible for the preparation, presentation and integrity of Maverick Tube Corporation’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by Maverick and for implementing and maintaining internal controls over financial reporting.

The responsibilities of the Audit Committee are provided in its charter, which has been approved by Maverick’s board of directors. The Audit Committee’s charter was most recently revised and approved by the board on February 11, 2004. The charter was included as an attachment to Maverick’s 2004 proxy statement.

In fulfilling its oversight responsibilities with respect to the 2004 financial statements, the Audit Committee, among other things, has:

•

reviewed and discussed Maverick’s audited financial statements as of and for the year ended December 31, 2004, including a discussion of the quality and acceptability of our financial reporting and internal controls,

•

reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61),

•

discussed with the independent registered public accounting firm their independence from management and from Maverick, including the matters in the written disclosures required by the Independence Standards Board No. 1, and considered the compatibility of non-audit services with the auditors’ independence, and

•	discussed with Maverick’s internal auditor and the independent registered public accounting firm the overall scope and plans for their respective audits.

The Audit Committee met with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of Maverick’s internal controls and the overall quality of Maverick’s financial reporting. The Audit Committee held 12 meetings during 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board approved) that the audited financial statements be included in Maverick’s annual report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF

MAVERICK TUBE CORPORATION

David H. Kennedy, Chairman

Wayne P. Mang, Member

C. Adams Moore, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

Performance Graph

The following performance graph compares the five-year total stockholder return on our common stock to the total five-year return of:

•	the Philadelphia Oil Service Sector Index,
•	the NYSE Composite Index, and
•	the S&P 500 Index.

The performance graph assumes that $100 had been invested in Maverick stock, the Philadelphia Oil Service Sector Index, the NYSE Composite Index and the S&P 500 Index on December 31, 1999, with the reinvestment of all dividends. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on December 31, 2004.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Maverick Tube Corporation	$ 100	$ 92	$ 52	$ 53	$ 78	$ 123
Philadelphia Oil Service Sector Index	$ 100	$ 145	$ 101	$ 101	$ 109	$ 144
NYSE Composite Index (1)	$ 100	$ 101	$ 91	$ 73	$ 94	$ 105
S&P 500 Index	$ 100	$ 90	$ 78	$ 60	$ 76	$ 82

(1)

On September 25, 2000, our common stock was listed on the NYSE and, on that same date, was withdrawn from trading on The Nasdaq National Market. Beginning in January 2003, a new methodology was used to calculate the NYSE Composite Index. The pre-2003 data has been adjusted to reflect use of the new methodology, in accordance with the historical data calculations published by the NYSE.

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding performance graph shall not be deemed incorporated by reference in any such filings.

Proposal 2 – Approval of the Second Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan

Our board proposes to amend and restate the Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan. The Amended and Restated Omnibus Plan permits the issuance of stock options, restricted stock and restricted stock units, stock appreciation rights, performance awards, other stock-based awards and cash bonus awards, and contains limitations on the number of shares of common stock and awards issuable under the plan. The proposed amendment and restatement would only increase the limitations to permit Maverick to continue to grant awards under the Amended and Restated Omnibus Plan in furtherance of its goal to provide equity incentives to its employees in order to align our employees’ interests with those of our stockholders.

The Omnibus Plan was first adopted by the board on February 11, 2004, and subsequently approved by Maverick’s stockholders at the 2004 annual meeting of stockholders. During the first quarter of 2005, the Compensation Committee reviewed the Omnibus Plan and recommended to the board that the Omnibus Plan be amended to account for the enactment of the American Jobs Creation Act of 2004. On March 14, 2005, the board adopted the Amended and Restated Omnibus Plan, which eliminates Maverick’s ability to grant awards that could be deemed deferred compensation and, as a result, be subject to Section 409A of the Internal Revenue Code. On March 22, 2005, the board adopted, subject to the approval of our stockholders, the Second Amended and Restated Omnibus Plan, which is described below.

The Second Amendment and Restatement

On March 22, 2005, the board adopted, subject to stockholder approval, the Second Amended and Restated Omnibus Plan. If approved, the Second Amended and Restated Omnibus Plan would:

•	increase the aggregate number of shares of common stock available for issuance under the plan from the current maximum of 750,000 to a maximum of 2,500,000, and
•	increase the number of shares of common stock annually available for issuance under the plan from the current maximum of 250,000 to a maximum of 500,000.

The Purpose of the Second Amendment and Restatement

As proposed, the second amendment and restatement would assure that a sufficient reserve of common stock remains available for issuance under the plan in order to allow us to continue to utilize equity incentives to attract and retain the services of key individuals and other personnel essential to Maverick’s long-term growth and financial success. We rely significantly on equity incentives in order to attract and retain key employees and other personnel and we believe that such incentives are necessary for Maverick to remain competitive in the marketplace for talented key employees, including executives, and to align their interests to those of our stockholders. Accordingly, our board believes the adoption of the Second Amended and Restated Omnibus Plan is in the best interests of Maverick and our stockholders.

Consequences of Approval or Disapproval

If our stockholders approve the proposed amendment and restatement at this annual meeting, it will be effective as of March 22, 2005, and we will promptly apply to the NYSE for the listing of the additional shares of our common stock. If the Second Amended and Restated Omnibus Plan is not approved by the required vote of stockholders, the Amended and Restated Omnibus Plan will not terminate but will remain in full force and effect. However, neither the submission of the Second Amended and Restated Omnibus Plan, nor the failure of our stockholders to approve it shall in any way limit the power of the board of directors to adopt such other incentive arrangements as it deems desirable, including, without limitation, the awarding of cash bonuses, subject to any stockholder approval as may be required by law, regulatory rules or NYSE rules.

Summary of the Second Amended and Restated Omnibus Plan

General

The following is a summary of the principal features of the Second Amended and Restated Omnibus Plan. This summary is qualified in its entirety by the more detailed terms and conditions of the plan, a copy of which is included with this proxy statement as Appendix A. In addition, stockholders may obtain a copy of the plan document without charge by writing to Maverick’s Secretary at our principal executive offices in Chesterfield, Missouri.

Under the Amended and Restated Omnibus Plan, awards to acquire a total of 473,283 shares of our common stock have been granted, leaving a total of 276,717 shares available for future grants. The market value of a share of our common stock as of March 18, 2005 was $34.88.

Plan Administration

Our board has designated the Compensation Committee to administer all aspects of the Second Amended and Restated Omnibus Plan. The Compensation Committee is composed solely of non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and “outside directors,” within the meaning of Section 162(m) of the Internal Revenue Code.

The Compensation Committee has the authority to, among other things:

•	construe and interpret the Second Amended and Restated Omnibus Plan,
•	make rules and regulations relating to the administration of the Second Amended and Restated Omnibus Plan,
•	select participants to receive awards,
•	establish the terms and conditions of grants and awards, and
•

determine whether the awards or any portion thereof will contain time-based restrictions and/or performance-based restrictions, and, with respect to performance-based awards, the criteria for achievement of performance goals.

The Second Amended and Restated Omnibus Plan does not permit the repricing of any awards without first obtaining stockholder approval, other than to appropriately reflect changes in Maverick’s capital structure, as described below.

Eligibility

The Compensation Committee shall designate those Maverick employees who are eligible to participate in the Second Amended and Restated Omnibus Plan. The Compensation Committee will consider the significant responsibilities of each participant, the nature of such participant’s services and accomplishments, the present and potential contribution of the participant to our success and such other factors as the Compensation Committee may deem appropriate.

Shares Authorized

Subject to adjustment to prevent dilution or enlargement of benefits in the event of recapitalization, stock split, reorganization or similar transaction, 750,000 shares of our common stock are currently reserved for issuance in connection with awards granted under the plan to our employees. If the Second Amended and Restated Omnibus Plan is approved, the number of shares of our common stock that would be reserved under the plan would increase to 2,500,000.

Awards

The Second Amended and Restated Omnibus Plan provides for the grant of non-qualified stock options, incentive stock options that qualify under Section 422 of the Internal Revenue Code, stock appreciation rights (SARs), restricted stock, restricted stock units and cash bonus awards, each as defined in the plan.

Options. An option to purchase shares of our common stock may be granted in the form of a non-qualified stock option or an incentive stock option. The price at which a share may be purchased under an option (the exercise price) will be determined by the Compensation Committee, but may not be less than the fair market value of Maverick common stock on the date the option is granted. Except in the case of an adjustment related to a corporate transaction, the exercise price of a stock option may not be decreased after the date of grant, and no outstanding option may be surrendered as consideration for the grant of a new option with a lower exercise price without stockholder approval.

The Compensation Committee may establish the term of each option, but no option shall be exercisable after ten years from the grant date. The amount of incentive stock options that become exercisable for the first time in a particular year cannot exceed a face value of $100,000 per participant, determined using the fair market value of the shares on the date of grant.

SARs. The exercise price of a SAR must be equal to or greater than the fair market value of Maverick common stock on the date of grant. The Compensation Committee may establish the term of each SAR, but no SAR shall be exercisable after ten years from the grant date.

Restricted Stock / Restricted Stock Units. Restricted stock and restricted stock units may be issued to eligible participants, as determined by the Compensation Committee. The restrictions on such awards are determined by the Compensation Committee and may include time-based and/or performance-based restrictions. Unless otherwise determined by the Compensation Committee, any time-based restriction must be for a minimum of three years. Restricted stock units may be settled in cash, shares or a combination thereof. Holders of restricted stock will have voting rights during the restriction period. Unless otherwise determined by the Compensation Committee, any dividends payable to a participant during the restriction period will be distributed to the participant only if and when the restrictions imposed on the restricted stock or restricted stock units lapse.

Other Stock-Based Awards. The Compensation Committee may grant to eligible persons such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, including securities convertible into common stock, or are deemed by the Compensation Committee to be consistent with the purpose of the Second Amended and Restated Omnibus Plan.

Cash Bonus Awards. Cash bonus awards are awards that provide participants with the opportunity to earn a cash payment based upon Maverick’s achievement of one or more performance goals established for an award cycle of one or more years. For each award cycle, the Compensation Committee shall determine the relevant performance criteria, the goal for each criterion, the achievement necessary for awards to be paid, the weighting of performance goals and the amount of the awards.

Performance-Based Awards

Awards may be structured to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code. In order to qualify as “performance-based compensation,” the grant, payment or vesting schedule of the award must be contingent upon the achievement of pre-established performance goals over a performance period.

The performance goal must be based on one or more performance criteria, including stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total shareholder return, gross margin, and/or costs. Performance awards may be paid in cash, stock or a combination thereof.

Certain Current Amended and Restated Omnibus Plan Limits

Annual Share Limits. The maximum number of shares of stock issued in connection with awards that may be made under the Amended and Restated Omnibus Plan in any calendar year is currently 250,000 shares, subject to adjustment for recapitalizations, stock splits, reorganizations and similar transactions. To the extent that, in any calendar year, awards are made covering less than 250,000 shares, the difference between such maximum amount and the number of shares covered by awards made during such calendar year may be carried forward to subsequent calendar years. If the Second Amended and Restated Omnibus Plan is approved, the annual share limit would be increased to 500,000 shares.

Any unexercised, unconverted or undistributed portion of any award that is not paid in connection with the settlement of an award or is forfeited shall again be available for award.

Individual Limits. For any individual, the maximum number of shares of stock that may be subject to stock options and SARs granted or issued under the Amended and Restated Omnibus Plan in any calendar year is currently 150,000 shares, subject to adjustment for recapitalization, stock splits, reorganization and similar transactions. In addition, the maximum amount of other awards (other than stock options and SARs) that any individual can receive during a calendar year currently cannot exceed $2,000,000 or 150,000 shares.

Maximum Term of Awards. No award that contemplates exercise or conversion may be exercised or converted, and no other award that defers vesting shall remain outstanding and unexercised, unconverted or unvested, more than ten years after the date the award was initially granted.

Award Agreements

Each award under the Second Amended and Restated Omnibus Plan shall be evidenced by an award agreement setting forth the terms and conditions of the award, such as, in the case of stock-based awards, the number of shares of stock or stock units, as applicable, subject to the award, and the price (if any) and term of the award and, in the case of performance-based awards, the applicable performance goals.

A participant shall have no rights as a holder of stock with respect to any unissued securities covered by an award until the date the participant becomes the holder of record of the securities. The participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an award.

Change in Control

In the event of a change in control of Maverick, all outstanding and unvested options and SARs under the Second Amended and Restated Omnibus Plan shall become exercisable. Awards of restricted stock and stock units shall vest immediately and be distributed effective as of the date of change in control. Any award granted that is subject to the achievement of performance goals will immediately vest and the holder of such performance-based award will be entitled to a lump-sum cash payment equal to the amount of the award, payable at the end of the applicable performance period as if 100% of the performance goals had been achieved. All cash-based awards will be adjusted pro rata in the same manner as the stock-based awards that were granted subject to the achievement of performance goals.

Our board of directors may at any time terminate, suspend or discontinue the Second Amended and Restated Omnibus Plan. The board may amend the Second Amended and Restated Omnibus Plan at any time, provided that any material amendment to the plan will not be effective unless approved by our stockholders. No award may be granted under the Second Amended and Restated Omnibus Plan after May 3, 2014.

Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to awards under the Second Amended and Restated Omnibus Plan based on current federal income tax rules.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and Maverick will not be entitled to a tax deduction at that time. In general, when the option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and we will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and Maverick will not be entitled to a tax deduction at that time. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Maverick or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). However, the excess of the fair market value of the shares on the date of exercise of an incentive stock option over the purchase price will constitute an item of adjustment for alternative minimum tax purposes and may result in alternative minimum tax liability to the option holder.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and Maverick will not be entitled to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of:

•	the excess of the fair market value of the shares on the date of exercise over the exercise price, or
•	the excess, if any, of the amount realized upon disposition of the shares over the exercise price,

and we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

SARs. A participant who has been granted a SAR will not realize taxable income at the time of the grant, and Maverick will not be entitled to a tax deduction at that time. Upon the exercise of a SAR, the amount of cash or the fair market value of any shares received will be taxable to the participant as ordinary income, and Maverick will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of any such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Performance Shares and Units; Restricted Stock Units. A participant who has been granted a performance share award, a performance unit award or restricted stock unit award will not realize taxable income at the time of grant, and we will not be entitled to a tax deduction at that time. The participant will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares, and Maverick will then be entitled to a corresponding tax deduction.

Restricted Stock. In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and Maverick will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of the shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of the shares, and Maverick will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of vesting. A participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, we will be entitled to a corresponding tax deduction in the year of grant. If the Participant does not make an election pursuant to Section 83(b), dividends paid to the participant during the restriction period will be treated as compensation income to the participant and we will be entitled to a corresponding tax deduction.

Miscellaneous. When a participant sells shares of stock that the participant has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the stock for more than one year from the date the participant acquired the stock (or, in the case of a restricted stock award, more than one year from the date the shares vested unless the participant made an election pursuant to Section 83(b), described above). If the participant has held the shares of stock for one year or less, the gain or loss will be short-term capital gain or loss. Under Section 162(m) of the Internal Revenue Code, a federal income tax deduction is unavailable for annual compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other most highly compensated officers. However, “performance-based” compensation is not counted against this limit.

Second Amended and Restated Omnibus Plan Benefits

As proposed, the Second Amended and Restated Omnibus Plan will increase the number of shares of common stock available for issuance under each type of award described above. The provisions of the Amended and Restated Omnibus Plan and the Second Amended and Restated Omnibus Plan are substantially similar, other than the increase in the number of available shares. Therefore, the benefits to any eligible person, including each of Maverick’s executive officers, from future equity awards will not increase solely because of approval of the Second Amended and Restated Omnibus Plan.

We are required, pursuant to SEC rules, to disclose the awards and the value of the awards that would have been made had the Second Amended and Restated Omnibus Plan been in effect in 2004. As the provisions of the Second Amended and Restated Omnibus Plan are substantially the same as the provisions of the Amended and Restated Omnibus Plan, the following table sets forth the estimated dollar value of awards actually granted under the Amended and Restated Omnibus Plan. No awards have been granted under the Second Amended and Restated Omnibus Plan. The Second Amended and Restated Omnibus Plan provides for awards of SARs, performance awards, cash bonus awards and other stock-based awards. Maverick has not granted such awards under the Amended and Restated Omnibus Plan and does not intend to grant such types of awards in the foreseeable future under the Second Amended and Restated Omnibus Plan. The table below, therefore, does not include information regarding SARs, performance awards, cash bonus awards and other stock-based awards.

Second Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan
Name and Principal Position	Dollar Value of Stock Options (1)	Stock Options (#) (1)	Dollar Value of Restricted Stock (2)	Restricted Stock (#) (2)	Dollar Value of Restricted Stock Units (3)	Restricted Stock Units (#) (3)

C. Robert Bunch	$ 148,035	9,869(4)	$ 341,548	10,115(4)	$ 510,400	15,114(4)
Chairman of the Board and Acting Chief Executive Officer

James A. Cowan	499,995	33,333(4)	750,014	32,267(5)	749,994	32,266(5)
President and Chief Operating Officer

T. Scott Evans	249,990	16,666(4)	373,215	16,044(6)	373,195	16,043(6)
Senior Vice President

Sudhakar Kanthamneni	88,500	5,900(4)	292,470	13,653(7)	292,417	13,651(7)
Senior Vice President and Chief Technology Officer

Pamela G. Boone	—(8)	—(8)	248,198(8)	12,342(8)	248,178(8)	12,341(8)
Former Chief Financial Officer

Gregg Eisenberg	—	—	—	—	—	—
Former Chairman of the Board, Former President and Former Chief Executive Officer

Executive Officers as a Group	986,520(8)	65,768(4)(8)	2,005,481(8)	84,421(8)	2,174,184(8)	89,415(8)

Non-executive Directors and Nominees as a Group	—	—	—	—	—	—

Non-executive Officer Employees as a Group	2,242,500(9)	149,500(9)	913,157(9)	29,872(9)	912,077(9)	29,840(9)

(1)

The number of stock options consists of awards of stock options previously granted in 2004 and 2005, and outstanding under the Amended and Restated Omnibus Plan. The dollar value is based upon an estimated value per stock option of $15.00 per share. The actual value per stock option will be determined annually using the Black-Scholes valuation at the time of the grant.

(2)

The number of shares of restricted stock consists of awards of restricted stock previously granted in 2004 and 2005 and outstanding under the Amended and Restated Omnibus Plan. The dollar value is based upon the per share closing price of Maverick’s common stock on the NYSE on the date of the grant. The per share value of restricted stock granted was $20.11 and $33.77 in 2004 and 2005, respectively.

(3)

The number of restricted stock units consists of awards of restricted stock unites previously granted in 2004 and 2005 and outstanding under the Amended and Restated Omnibus Plan. The dollar value is based upon the per share closing price of Maverick’s common stock on the NYSE on the date of the grant. The per share value of restricted stock units granted was $20.11 and $33.77 in 2004 and 2005, respectively.

(4)	Awarded in 2005.
(5)	Of these, 7,403 shares of restricted stock and 7,403 restricted stock units were awarded in 2005.
(6)	Of these, 3,702 shares of restricted stock and 3,702 restricted stock units were awarded in 2005.
(7)	Of these, 1,311 shares of restricted stock and 1,310 restricted stock units were awarded in 2005.
(8)	Ms. Boone ceased to be an executive officer in January 2005. Therefore, awards made to Ms. Boone in 2004 are included, but awards granted to her in 2005 as a non-executive employee are not included.
(9)	Ms. Boone ceased to be an executive officer in January 2005. Therefore, awards to Ms. Boone in 2005 as a non-executive employee are included.

The board of directors recommends that you vote in favor of approval of the Second Amended and Restated Maverick Tube Corporation 2004 Omnibus Incentive Plan.

Proposal 3 – Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm

The Audit Committee of our board of directors proposes and recommends that you vote to ratify the selection by our Audit Committee of the firm of Ernst & Young to serve as our independent registered public accounting firm for 2005. Ernst & Young served as our independent registered public accounting firm for the 2004 fiscal year.

A representative of Ernst & Young is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is required for ratification of the appointment of the independent registered public accounting firm.

The Audit Committee and Maverick have policies in place to ensure that Ernst & Young is only engaged to provide other permitted services when it is believed that Ernst & Young is the most qualified service provider, and the services do not conflict with Ernst & Young’s role as our independent registered public accounting firm. We do not intend to engage Ernst & Young for any services other than audit services, audit-related services and tax services in the future. The Audit Committee and Maverick also have policies in place, consistent with SEC rules, mandating rotation of key audit personnel, including the engagement partner, and prohibiting the hiring of personnel who have been engaged on our audit.

Pre-Approval Policies and Procedures

Consistent with its charter, the Audit Committee pre-approves all audit and permitted non-audit services to be performed by our independent registered public accounting firm. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.

Fees Billed by Independent Registered Public Accounting Firm

In our two most recent fiscal years, Ernst & Young billed us the following amounts:

	2004	2003

Audit Fees	$ 1,990,028	$ 820,000
Audit-Related Fees	16,500	13,000
Tax Fees	417,456	508,000
All Other Fees	—	—
Total Fees	$ 2,423,984	$ 1,341,000

Audit Fees

We paid an aggregate of $1,990,028 to Ernst & Young for the 2004 fiscal year audit, including reporting under Sarbanes-Oxley Section 404, reviews of the financial statements included in our 2004 quarterly reports, required statutory audits, reviews of SEC filings, including related consents and comfort letters, and other services associated with the audit. We paid an aggregate of $820,000 to Ernst & Young for the 2003 fiscal year audit, reviews of the financial statements included in our 2003 quarterly reports, required statutory audits, reviews of SEC filings, including related consents and comfort letters, and other services associated with the audit.

Audit-Related Fees

For the 2004 fiscal year, we paid Ernst & Young $16,500 for assurance services related to the performance of Ernst & Young’s audit of our employee benefit plan financial statements and other accounting consultation. For the 2003 fiscal year, we paid Ernst & Young $13,000 for these services.

Tax Fees

We paid Ernst & Young $417,456 for 2004 tax services, which primarily consisted of services for federal, state and international tax compliance, tax planning and tax consultation, exclusive of tax services rendered in connection with the audit. We paid Ernst & Young $508,000 for such services for the 2003 fiscal year.

All Other Fees

In 2004 and 2003, Ernst & Young did not perform any services for us other than those described above. We intend to use our independent registered public accounting firm to provide only audit, audit-related and tax services in the future.

Our board recommends that you vote in favor of ratification of the appointment of

Ernst & Young LLP as our independent registered public accounting firm for 2005.

Stockholder Proposals

Under our bylaws, any stockholder who wishes to bring a matter before an annual meeting of stockholders must give timely notice to Maverick’s Secretary. In order to be timely, the stockholder’s notice must be delivered to or mailed and received not less than 45 days nor more than 90 days before the anniversary date of the day that proxy materials were first mailed for the prior year’s annual meeting. In the event, however, that the annual meeting is called for a date that is not within 30 days before or after the anniversary date of the prior year’s annual meeting, in order to be timely, notice must be received not later than the 10th day following the day on which such notice of the date of the annual meeting is first mailed (or the date on which the meeting date is publicly disclosed, whichever is first). The written notice must contain the name and record address of the stockholder submitting the proposal, a brief description of the proposal sought to be raised at the meeting, the class and number of shares of our stock beneficially owned by the proposing stockholder and certain other information specified in our bylaws. Failure to comply with the requirements set forth in the bylaws and summarized herein will preclude the stockholder from submitting the proposal to the meeting. For the 2006 annual meeting of stockholders, such written notice must be mailed and received by our Secretary not later than February 19, 2006, and not earlier than January 5, 2006.

The foregoing requirements are separate from and in addition to the SEC requirements that a stockholder must meet to have a proposal included in our proxy statement. We must receive stockholder proposals intended to be presented at the 2006 annual meeting by December 6, 2005 in order to be considered for inclusion in our proxy statement relating to such meeting.

Stockholder Communications with Directors

Our board has implemented a process for stockholders to communicate with our directors. A stockholder who wishes to contact our board of directors, one or more individual directors, or the non-employee directors as a group, can write to:

Board of Directors

c/o Maverick Tube Corporation

16401 Swingley Ridge Road, Seventh Floor

Chesterfield, Missouri 63017

Attention: Secretary

Alternatively, a stockholder can contact a director or directors via e-mail through our website at www.mavericktube.com. All communication received will be reviewed by appropriate Maverick personnel and promptly forwarded to the addressee. Communications that relate to our accounting, internal accounting controls or auditing matters will also be referred to the Chairman of the Audit Committee.

Householding of Materials

In some instances, only one copy of this proxy statement and/or the annual report is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you can call us at (636) 733-1600 or send a written request to:

Maverick Tube Corporation

16401 Swingley Ridge Road, Seventh Floor

Chesterfield, Missouri 63017

Attention: Secretary

Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

A copy of our 2004 annual report is included with this proxy statement. In addition, if you are a stockholder, we will provide you, free of charge with a copy of our annual report on Form 10-K for the 2004 fiscal year, as filed with the SEC (including financial statements and schedule), if you request a copy by writing to the address above.

Other Business

Our board knows of no other matters that may be brought before the annual meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named on the accompanying proxy card to vote on such matters in accordance with their best judgment.

JOYCE M. SCHULDT

Secretary

Appendix A

SECOND AMENDED AND RESTATED

MAVERICK TUBE CORPORATION

2004 OMNIBUS INCENTIVE PLAN

Section 1.	Purposes

The purposes of the Plan are to provide long-term incentives to those persons with significant responsibility for the success and growth of the Company and its subsidiaries, divisions and affiliated businesses, to associate the interest of such persons with those of the Company’s stockholders, to assist the Company in recruiting, retaining and motivating qualified employees on a competitive basis and to ensure a pay for performance linkage for such employees.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)     “Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)    “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Cash Bonus Award granted under the Plan.

(c)     “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)	“Board” means the Board of Directors of the Company.
(e)	“Cash-Bonus Award” means any right granted under Section 6(f) of the Plan.
(f)	“Change in Control” is defined in Section 9(e) of the Plan.

(g)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(h)    “Common Stock” means the common stock, having a par value of $0.01 per share, of the Company.

(i)     “Committee” means a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

(j)     “Company” means Maverick Tube Corporation, a Delaware corporation, and any successor corporation.

(k)	“Director” means a member of the Board, including any Non-Employee Director.

(l)     “Eligible Person” means any officer or other key employee providing services to the Company, any Subsidiary or any other person the Committee determines to be an Eligible Person.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” means, on any given date (1) with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (2) with respect to Common Stock, the average of the high and low market prices at which a Share of Common Stock shall have been sold on such date (or the immediately preceding trading day if such date was not a trading day) on the New York Stock Exchange

Composite Transactions Listing, as reported in the Wall Street Journal or such other source as the Committee deems reliable; provided that, with respect to Incentive Stock Options, the Fair Market Value shall be determined in accordance with Section 422 of the Code.

(o)    “Incentive Stock Option” means an Option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(p)    “Non-Employee Director” means any Director who is not also an employee of the Company or an “Affiliate” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

(q)    “Non-Qualified Stock Option” means an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(r)	“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(s)	“Other Stock-Based Award” means any right granted under Section 6(e) of the Plan.
(t)	“Participant” means an Eligible Person designated to be granted an Award under the Plan.
(u)	“Performance Award” means any right granted under Section 6(d) of the Plan.

(v)    “Performance Goal” means the goals established by the Committee, based upon one or more performance measures, as the condition(s) precedent to earning a Performance Award.

(w)   “Performance Measures” means the criteria set out in Section 6(d) of the Plan that may be used by the Committee as the basis for a Performance Goal.

(x)    “Performance Period” means the period established by the Committee during which the achievement of Performance Goals is assessed in order to determine whether and to what extent a Performance Award has been earned.

(y)    “Performance Shares” means shares of Common Stock awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

(z)     “Performance Units” means an Award denominated in shares of Common Stock, cash or a combination thereof, as determined by the Committee, awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

(aa)   “Person” means any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(bb)  “Plan” means the Maverick Tube Corporation 2004 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(cc)	“Restricted Stock” means any Share granted under Section 6(c) of the Plan.

(dd)  “Restricted Stock Unit” means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(ee)   “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(ff)	“Securities Act” means the Securities Act of 1933, as amended.

(gg)  “Share” or “Shares” means a share or shares of Common Stock or such other securities or property as may become subject to Awards subject to an adjustment made under Section 4(c) of the Plan.

(hh)	“Stock Appreciation Right” means any right granted under Section 6(b) of the Plan.

(ii)    “Subsidiary” means a corporation or other entity constituting a “subsidiary corporation” under Section 424(f) of the Code, or any successor provision.

Section 3.	Administration

(a)     Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons to receive Awards; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including time-based restrictions and performance-based restrictions; (v) establish the Performance Measures for achievement of Performance Goals with respect to Performance Awards; (vi) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any option or waive any restrictions relating to any Award; provided that no action under his Section 3(a)(vi) shall be taken with respect to an Award if such action would cause such Award to be subject to Section 409A of the Code; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) construe and interpret the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b)    Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.	Shares Available for Awards

(a)     Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum aggregate number of Shares available for issuance under the Plan shall be 2,500,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares reacquired and held in treasury. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 150,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Sections 422 and 424 of the Code or any successor provision.

(b)    Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)     Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number and any adjustment made hereunder shall comply with Treasury Regulation Section 1.424-1.

Notwithstanding the above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock option shall not be granted to an employee of an Affiliate unless such Affiliate is also a Subsidiary.

Section 6.	Awards

(a)     Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Exercise Price. The purchase price per Share purchasable under an option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such option.

(ii)    Option Term. The term of each Option shall be fixed by the Committee at the time of grant, provided that no options shall be exercisable after ten years from its Grant Date.

(iii)   Time and Method of Exercise. The Committee shall determine the time or times at which an option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)   Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)   The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)    All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)    Unless sooner exercised, all Incentive Stock options shall expire and no longer be exercisable no later than ten years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D)   The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)    Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)    Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)     Restricted Stock / Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Restrictions. The Committee shall impose such terms, conditions and/or restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation: a requirement that Participants pay a stipulated purchase price for each Restricted Stock or each Restricted Stock Unit; restrictions based upon the achievement of specific Performance Goals (Company-wide, divisional, and/or individual); time-based restrictions on vesting; and/or restrictions under applicable Federal or state securities laws. Unless otherwise determined by the Committee at the time of grant, any time-based restriction period shall be for a minimum of three years. To the extent the Restricted Stock or Restricted Stock Units are intended to be deductible under Code Section 162(m), the applicable restrictions shall be based on the achievement of Performance Goals over a Performance Period, as described in Section 6(d) below.

(ii)    Payment of Units. Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, Shares of Common Stock, or a combination of cash and Common Stock, as determined by the Committee, and each Restricted Stock Unit shall be paid no later than two and one-half months after the tax year in which the Restricted Stock Unit vests.

(iii)   No Disposition During Restriction Period. During the Restriction Period, Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon the Restricted Stock, the Committee may (A) cause a legend or legends to be placed on any certificates relating to such Restricted Stock, and/or (B) issue “stop transfer” instructions, as it deems necessary or appropriate.

(iv)   Dividend and Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period, Participants who hold Restricted Stock shall have the right to vote such Restricted Stock as the record owner thereof. Unless otherwise determined by the Committee, any dividends payable to a

Participant during the Restriction Period shall be distributed to the Participant only if and when the restrictions imposed on the applicable Restricted Stock or Restricted Stock Units lapse.

(v)    Stock Certificates. Each certificate issued for Restricted Stock shall be registered in the name of the Participant and deposited with the Company or its designee. At the end of the Restriction Period, a certificate representing the number of Shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

(d)    Performance Awards. Subject to the provisions of the Plan, Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

(i)     Grants. Subject to the provisions of the Plan, Performance Awards consisting of Performance Shares or Performance Units may be granted to Eligible Participants. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

(ii)    Performance Goals. Unless otherwise determined by the Committee, Performance Awards shall be conditioned on the achievement of Performance Goals (which shall be based on one or more Performance Measures, as determined by the Committee) over a Performance Period. The Performance Period shall be one year, unless otherwise determined by the Committee.

(iii)   Performance Measures. The Performance Measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and may consist of one or more or any combination of the following criteria: stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total stockholder return, gross margin, and/or costs. The Performance Goals based on these Performance Measures may be made relative to the performance of other corporations.

(iv)   Negative Discretion. Notwithstanding the achievement of any Performance Goal established under this Plan, the Committee has the discretion, by Participant, to reduce some or all of a Performance Award that would otherwise be paid.

(v)    Extraordinary Events. At, or at any time after, the time an Award is granted, and to the extent permitted under Code Section 162(m) and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

(vi)   Interpretation. With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Code Section 162(m): (A) the Committee shall interpret the Plan and this Section 6(d) in light of Code Section 162(m) and the regulations thereunder; (B) the Committee shall have no discretion to amend the Award in any way that would adversely affect the treatment of the Award under Code Section 162(m) and the regulations thereunder; and (C) such Award shall not be paid until the Committee shall first have certified that the Performance Goals have been achieved.

(vii)  Payments. Each Performance Award shall be paid no later than two and one-half months after the tax year in which the Performance Award vests.

(e)     Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (included, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof) as are deemed by the Committee to be consistent with the purpose of the Plan. The Company shall pay each such Award no later than two and one-half months after the tax year in which the Award vests.

(f)     Cash-Bonus Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, Cash-Bonus Awards that provide participants with the opportunity to earn a cash payment based upon the achievement of one or more Performance Goals for a period of time of one or more years (the “Award Cycle”), as determined by the Committee. For each Award Cycle, the Committee shall determine the relevant Performance Measurements, the Performance Goal for each Performance Measurement, the level or levels of achievement necessary for Awards to be paid, the weighting of the Performance Goals if more than one Performance Goal is applicable, and the size of the Awards. The Company shall pay each Cash-Bonus Award no later than two and one-half months after the tax year in which such Cash-Bonus Award vests.

(g)	General.

(i)     Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee, consistent with the Plan and in compliance with applicable law.

(ii)    Awards Shall Only Be Granted Separately. Awards shall be granted separately and shall not be granted in addition to or in tandem with any other Award or any award granted under any plan of the Company or any Subsidiary.

(iii)   Forms of Payment under Awards. Subject to the terms of the Plan and the requirements of applicable law, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash (other than Stock Appreciation Rights, which will be settled in Shares), Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof, and may be made on any schedule of payments or transfers, so long as all such payments and transfers occur no later than two and one-half months after the tax year in which the initial payment or transfer obligation vests, in each case in accordance with rules and procedures established by the Committee.

(iv)   Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 or successor to such Instructions or such Form) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer; provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)    Term of Awards. Subject to Section 6(a)(iv)(C) of the Plan, the term of each Award shall be for such period as may be determined by the Committee; provided, however, no Award shall have a term greater than ten years from the date of the Award.

(vi)   Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii)  Except as provided in Section 4(c) hereof, no option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with options or Stock Appreciation Rights having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

(h)    Award Limitations. The maximum amount of Shares issuable in connection with Awards that may be made in any calendar year shall not exceed 500,000, subject to adjustment as provided in Section 4(c) of the Plan; provided, however, that with respect to any calendar year following calendar year 2004, such maximum amount of Shares shall be increased to the extent that Awards covering less than 500,000 Shares are made in a prior calendar year so that such unused Awards may be carried forward to subsequent calendar years.

The maximum number of Options and Stock Appreciation Rights that may be granted or issued under the Plan in any calendar year to any Participant during a single calendar year is 150,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan and this subsection (h)).   The maximum amount of Awards other than Options and Stock Appreciation Rights that may be made in any calendar year to any Participant shall not exceed $2,000,000 or 150,000 Shares. The maximum amount of Awards that may be made to a Participant for a Performance Period greater than one year shall not exceed the foregoing annual maximum multiplied by the number of full years in the Performance Period. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 7.	Amendment and Termination; Adjustments

(a)     Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)     violates the rules or regulations of the New York Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)    causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)   increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iv)   permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or

(v)    would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

(b)    Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Except as provided in Section 4(c) of the Plan, in no event may the Board reprice any award without first obtaining the approval of the stockholders of the Company.

(c)     Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.	Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	Change in Control

Upon a Change in Control, the following shall occur:

(a)     Options and SARs. Effective on the date of such Change in Control, all outstanding and unvested Options and Stock Appreciation Rights granted under the Plan shall immediately vest and, in the case of Options, become exercisable, and all Options then outstanding under the Plan shall remain outstanding in accordance with their terms. Notwithstanding anything to the contrary contained therein, in the event that any Option or Stock Appreciation Right granted under the Plan becomes unexercisable during its term on or after a Change in Control because: (i) the individual who holds such Option or Stock Appreciation Right is involuntarily terminated (other than for cause) within two (2) years after the Change in Control; (ii) such Option or Stock Appreciation Right is terminated or adversely modified; or (iii) in the case of Options, shares of Common Stock are no longer issued and outstanding, or no longer traded on a national securities exchange, then the holder of such Option or Stock Appreciation Right shall immediately be entitled to receive a lump sum cash payment equal to (A) the gain on such Option or Stock Appreciation Right or (B) only if greater than the gain and only with respect to Non-Qualified Stock Options, the Black-Scholes value of such Option (as determined by a nationally recognized independent investment banker chosen by the Company), in either case calculated on the date such Option becomes unexercisable. For purposes of the preceding sentence, the gain on an Option shall be calculated as the difference between the closing price per share of Common Stock as of the date such Option becomes unexercisable less the Option Exercise Price.

(b)    Restricted Stock/Restricted Stock Units. Upon a Change of Control, all Restricted Stock and Restricted Stock Units shall immediately vest and be distributed to Participants, effective as of the date of the Change of Control.

(c)     Performance Awards. Each Performance Award granted under the Plan that is outstanding on the date of the Change in Control shall immediately vest and the holder of such Performance Award shall be entitled to a lump sum cash payment equal to the amount of such Performance Award payable at the end of the Performance Period as if 100% of the Performance Goals have been achieved.

(d)    Timing of Payment. Any amount required to be paid pursuant to this Section 9 shall be paid as soon as practical after the date such amount becomes payable.

(e)     Change in Control. As used herein, the term “Change in Control,” with respect to the Company, means, and shall be deemed to have occurred on the date upon which (i) the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation, or other entity shall purchase any Common Stock of the Company (or securities convertible into the Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or any such person, corporation or other entity (other than the Company or any benefit plan sponsored by the Company or any subsidiary) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35 percent or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company’s securities), or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. With respect to any Award or portions thereof that are deemed, at the time of grant or at any time thereafter, by the Committee to be subject to Section 409A of the Code, an event shall only be deemed to be a “Change of Control” under this Plan if such event is also an event described by Section 409A(a)(2)(A)(v) of the Code as supplemented by Q&A 12,13 and 14 of Notice 2005-1 issued by the Treasury Department and the Internal Revenue Service.

Section 10.	General Provisions

(a)     No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)    Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)     Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)    No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the

Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)    Governing Law. The validity, construction, and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Missouri.

(h)    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)     Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)     Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction-or interpretation of the Plan or any provision thereof.

(m)   Section 16 Compliance; Section 162 (m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n)    Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(o)    Nonexclusivity of the Plan. Neither the submission of the Plan, the approval of the Plan by the stockholders of the Plan nor the failure of such stockholders to approve the Plan shall in any way limit the power of the Board to adopt such other incentive arrangements deemed desirable by it, including without limitation, the awarding of cash bonuses, subject to any stockholder approval as may be required by law, regulatory rules or the New York Stock Exchange rules.

Section 12.	Effective Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company at the 2004 annual meeting of the stockholders of the Company, the Plan will be terminated.

Section 13.	Term of the Plan

No Award shall be granted under the Plan after the tenth anniversary of the adoption of the Plan or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Proposal 1 - Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - C. Robert Bunch	☐	☐	04 - Wayne P. Mang	☐	☐
02 - Gerald Hage	☐	☐	05 - Paul McDermott	☐	☐
03 - David H. Kennedy	☐	☐	06 - C. Adams Moore	☐	☐

B Proposal 2 - Approval of Second Amended and Restated 2004 Omnibus Incentive Plan

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Approval of Second Amended and Restated 2004 Omnibus Incentive Plan.	☐	☐	☐

C Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm for 2005

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Ratification of appointment of independent registered public accounting firm for 2005.	☐	☐	☐

D Other Matters

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

E Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

This Proxy when properly executed will be voted in the manner directed herein by the stockholder(s) signing same. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in proposal 1 and FOR proposals 2 and 3.

Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
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